EXHIBIT 99.2 Randall C. Stuewe, Chairman and CEO Brad Phillips, EVP Chief Financial Officer Melissa A. Gaither, VP IR and Global Communications

2 This presentation contains “forward-looking” statements that are subject to risks and uncertainties that could cause the actual results of Darling Ingredients Inc. (the “Company”) to differ materially from those expressed or implied in the statements. Statements that are not statements of historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “planned,” “contemplate,” “potential,” “possible,” “proposed,” “intend,” “believe,” “anticipate,” “expect,” “may,” “will,” “would,” “should,” “could” and similar expressions are intended to identify forward- looking statements. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. The Company cautions readers that any such forward-looking statements it makes are not guarantees of future performance and that actual results may differ materially from anticipated results or expectations expressed in its forward-looking statements as a result of a variety of factors, including many that are beyond the Company’s control. These factors include, among others, existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company's indebtedness or other purposes; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand or other factors, reduced volume from food service establishments, or otherwise; reduced demand for animal feed; reduced finished product prices, including a decline in fat and used cooking oil finished product prices; changes to worldwide government policies relating to renewable fuels and greenhouse gas(“GHG”) emissions that adversely affect programs like the U.S. government’s renewable fuel standard, low carbon fuel standards (“LCFS”) and tax credits for biofuels both in the Unites States and abroad; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives; the occurrence of 2009 H1N1 flu (initially known as “Swine Flu”), Highly pathogenic strains of avian influenza (collectively known as “Bird Flu”), severe acute respiratory syndrome (“SARS”), bovine spongiform encephalopathy (or "BSE"), porcine epidemic diarrhea ("PED") or other diseases associated with animal origin in the United States or elsewhere, such as the outbreak of African Swine Fever (“ASF”) in China and elsewhere; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign (including, without limitation, China) regulations (including new or modified animal feed, Bird Flu, SARS, PED, BSE or ASF or similar or unanticipated regulations) affecting the industries in which the Company operates or its value added products; risks associated with the DGD Joint Venture, including possible unanticipated operating disruptions and issues relating to the announced expansion project; risks and uncertainties relating to international sales and operations, including imposition of tariffs, quotas, trade barriers and other trade protections imposed by foreign countries; difficulties or a significant disruption in our information systems or failure to implement new systems and software successfully, including our ongoing enterprise resource planning project; risks relating to possible third party claims of intellectual property infringement; increased contributions to the Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere; uncertainty regarding the likely exit of the U.K. from the European Union; and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, climate conditions, currency exchange fluctuations, general performance of the U.S. and global economies, disturbances in world financial, credit, commodities and stock markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could cause actual results to vary materially from the forward-looking statements included in this presentation or negatively impact the Company's results of operations. Among other things, future profitability may be affected by the Company’s ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. The Company’s announced share repurchase program may be suspended or discontinued at any time and purchases of shares under the program are subject to market conditions and other factors, which are likely to change from time to time. Other risks and uncertainties regarding Darling Ingredients Inc., its business and the industries in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission. Darling Ingredients Inc. is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

# Consolidated Earnings

3

| US$ (millions) except per share price | Q3 2018 | Q4 2018 | Total 2018 | Q1 2019 | Q2 2019 | Q3 2019 |
|---|---|---|---|---|---|---|
| Revenue | $ 812.6 | $ 853.1 | $ 3,387.7 | $ 835.1 | $ 827.3 | **$ 842.0** |
| Gross Margin | 164.7 | 185.4 | 741.3 | 184.1 | 182.6 | **189.1** |
| Gross Margin % | 20.3% | 21.7% | 21.9% | 22.0% | 22.1% | **22.5%** |
| Loss (gain) on sale of assets | 0.2 | 0.2 | 0.7 | (4.3) | (13.9) | **(2.7)** |
| SG&A | 67.4 | 76.4 | 309.3 | 85.0 | 81.0 | **83.5** |
| Restructuring and impairment charges | 0.0 | 0.0 | (15.0) | 0.0 | 0.0 | **0.0** |
| Equity in net income/(loss) of Diamond Green Diesel * | (2.6) | 50.1 | 159.8 | 24.3 | 38.1 | **32.0** |
| Operating Income | 15.6 | 73.7 | 255.0 | 48.6 | 74.1 | **59.9** |
| Combined adjusted EBITDA (1) | 97.5 | 164.1 | 605.4 | 133.2 | 159.4 | **147.8** |
| Interest Expense | (20.1) | (20.2) | (86.4) | (19.9) | (20.8) | **(19.4)** |
| Debt Extinguishment costs | 0.0 | 0.0 | (23.5) | 0.0 | (12.1) | **0.0** |
| Foreign Currency (loss)/gain | (2.1) | 0.7 | (6.4) | (0.7) | (0.4) | **0.5** |
| Gain/(loss) on Disposal of Subsidiaries | 3.0 | 0.0 | (12.5) | 0.0 | 0.0 | **0.0** |
| Other Expense (2) | (2.7) | (3.6) | (7.7) | (2.6) | (2.0) | **(2.6)** |
| Equity in net income/(loss) of unconsolidated subsidiaries | (0.2) | (0.5) | (0.6) | (0.5) | 0.1 | **(0.7)** |
| Income Tax (expense)/benefit | 1.4 | (8.0) | (12.0) | (5.3) | (7.8) | **(10.9)** |
| Net income attributable to noncontrolling interests | (0.9) | (1.4) | (4.4) | (1.6) | (4.8) | **(1.1)** |
| Net income/(loss) attributable to Darling | $ (6.0) | $ 40.6 | $ 101.5 | $ 18.0 | $ 26.3 | **$ 25.7** |
| Earnings per share (fully diluted) | $ (0.04) | $ 0.24 | $ 0.60 | $ 0.11 | $ 0.16 | **$ 0.15** |

(1) Includes Darling's core business EBITDA and Darling's share of DGD EBITDA

(2) Rounding captured in Other Expense

* Prior to third quarter 2019, the equity in DGD was presented below the operating income line in the Company's published results. Commencing with the third quarter 2019, the Company will be including the equity in DGD in operating income as shown in this slide. For comparison purposes, the presentation in these slides shows the equity in DGD in a consistent manner across all periods presented. As a result, operating income as shown in these slides for periods prior to third quarter 2019 will differ from the amounts of operating income shown in prior reports.

## Q3 2019 Overview

- Combined adjusted **EBITDA** of $147.8 million
- Diamond Green Diesel earned **$1.35 per gallon** during Q3 2019, YTD $1.26 per gallon adjusted for Q1 hedge accounting
- Bought back 636,634 shares of Darling common stock per the **Share Repurchase Program** in Q3 totaling $11.7 million; subsequently additional 407,076 shares early in Q4 totaling $7.5 million
- **Debt paydown** of $33.6 million during Q3 2019
- Strong global **volumes** up even with African Swine Fever (ASF) in Asia
- Continued trade/tariff disruptions affecting finished product pricing of animal based ingredients

Third Quarter 2019 Financial Summary 4 Q3 2019 Overview $ in millions Gross Profit and Margin % • Net sales - $842.0 million • Net income - $25.7 million • EPS at $0.15 per diluted share • Combined adjusted EBITDA* - $147.8 million • Potential additional Blenders Tax Credit (BTC) earnings if passed by Congress representing Darling’s DGD share assuming $1.00/gallon retroactive: 2018 - $78.7 million 2019 YTD - $99.9 million *Combined adjusted EBITDA includes Darling’s core business EBITDA and Darling’s share of DGD EBITDA Strong Free Cash Flow Generation $ in millions Quarterly Combined Adjusted EBITDA $ in millions 180 $ 164.2 $ 159.4 $140 160 $147.8 40.0 140 $ 133.2 $37.8 $120 17.7 55.3 43.9 $ $ 39.5 $100 120 $ 97.5 29.8 $1.26/gal. $80 100 0.5 80 $60 $108.9 $103.4 $115.5 $108.2 $40.7 60 $97.0 $84.3 $84.3 $40 $108.2 $83.6 $83.6 115.5 108.9 108.2 97.0 $22.4 103.4 $19.1 40 $74.6 $74.6 $68.8 $20 $77.2 $49.6 20 $0 0 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 3Q18 4Q18 1Q19 2Q19 3Q19 Adjusted EBITDA Capex Free Cash Flow (Adjusted EBITDA plus DGD cash dividend after Capex) Adjusted EBITDA is a Non-U.S. GAAP Measure (See slide 17) Diamond Green Diesel EBITDA at $1.26 per gallon average YTD when adjusted for Q1 hedge accounting DGD cash dividend Darling’s share of Diamond Green Diesel’s EBITDA excluding any BTC assumptions

5

# Feed Segment



| US$ and metric tons (millions) | Q3 2018 | Q4 2018 | Total 2018 | Q1 2019 | Q2 2019 | Q3 2019 |
|---|---|---|---|---|---|---|
| Revenue | $482.7 | $485.3 | $1,952.6 | $495.8 | $487.4 | **$497.0** |
| Gross Margin | 99.0 | 110.4 | 454.6 | 109.0 | 110.5 | **117.2** |
| Gross Margin % | 20.5% | 22.7% | 23.2% | 22.0% | 22.7% | **23.6%** |
| Loss/(gain) on sale of assets | 0.1 | 0.2 | 0.7 | (4.4) | (0.5) | **(2.4)** |
| SG&A | 39.7 | 44.8 | 176.7 | 48.8 | 46.5 | **47.3** |
| SG&A Margin % | 8.2% | 9.2% | 9.0% | 9.8% | 9.5% | **9.5%** |
| Operating Income | 11.9 | 11.9 | 82.8 | 15.2 | 15.8 | **22.1** |
| Adj. EBITDA (1) | $59.2 | $65.3 | $277.1 | $64.5 | $64.5 | **$72.3** |
| Raw Material Processed (million metric tons) | 2.17 | 2.18 | 8.60 | 2.18 | 2.16 | **2.19** |

(1) Does not include Unconsolidated Subsidiaries EBITDA


Adj. EBITDA Bridge Q3-2018 to Q3-2019
(millions)
100
80
60
40
20
0
$59.2
$14.7
$4.1
$0.5
$2.5
($8.0)
$73.0
$(0.7)
$72.3
EBITDA Q3 18
Price / Yield
Volumes
Cost of Sales
Sale of Asset
SG&A
Adjusted EBITDA
FX Impact
EBITDA Q3 19

Note: Cost of Sales includes raw material costs, collection costs and factory costs.


Non-GAAP Adj. EBITDA Margin
20%
15%
10%
5%
0%
12.3%
13.5%
13.0%
13.2%
14.5%
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019

## Key Drivers:

- Global **rendering raw material volumes** up approximately 1.0% over Q3 2018.
- **Fat pricing** up approximately 10% year over year, slow export and less biofuel demand pressuring markets.
- **Protein pricing** remained under pressure due to trade disruptions in China, high slaughter volumes in N. America and African Swine Fever (ASF) moving across Asia.

6

# Food Segment





| US$ and metric tons (millions) | Q3 2018 | Q4 2018 | Total 2018 | Q1 2019 | Q2 2019 | Q3 2019 |
|---|---|---|---|---|---|---|
| **Revenue** | $265.2 | $291.7 | $1,139.1 | $279.2 | $274.8 | **$276.5** |
| **Gross Margin** | 54.5 | 58.6 | 221.0 | 65.1 | 60.4 | **61.8** |
| **Gross Margin %** | 20.6% | 20.1% | 19.4% | 23.3% | 22.0% | **22.4%** |
| **Loss/(gain) on sale of assets** | 0.0 | 0.0 | (0.3) | 0.1 | (13.4) | **(0.3)** |
| **SG&A** | 21.8 | 23.6 | 91.5 | 21.9 | 23.4 | **22.8** |
| **SG&A Margin %** | 8.2% | 8.1% | 8.0% | 7.8% | 8.5% | **8.2%** |
| **Operating Income** | 13.0 | 14.6 | 48.7 (1) | 23.6 | 30.5 | **19.5** |
| **Adj. EBITDA** | $32.7 | $34.9 | $129.7 (1) | $43.2 | $37.1 (2) | **$39.3** |
| **Raw Material Processed** (million metric tons) | 0.29 | 0.26 | 1.11 | 0.28 | 0.27 | **0.26** |

(1) Adjusted for restructuring charges of $15.0 million for closure of Argentina collagen plant in 2018
(2) Q2 2019 adjusted for the $13.2 million land asset sale in China

## Key Drivers:

- Strong demand in our **collagen** business line delivering improved earnings over Q3 2018 and sequentially over Q2 2019 when adjusted for the land asset sale of $13.2 million
- Growing demand for our **Peptan** products in the Health & Nutrition platform driving improved earnings
- European **Edible fats** experienced declining volumes with raw materials continuing to be diverted to China food markets



Adj. EBITDA Bridge Q3-2018 to Q3-2019
(millions)
100
80
60
40
20
0
$32.7
$48.0
($24.1)
($13.7)
$0.2
($2.0)
$41.1
($1.8)
$39.3
EBITDA Q3 18
Price / Yield
Volumes
Cost of Sales
Sale of Asset
SG&A
Adjusted EBITDA
FX Impact
EBITDA Q3 19

Note: Cost of Sales includes raw material costs, collection costs and factory costs.



Non-GAAP Adj. EBITDA Margin
20%
15%
10%
5%
0%
12.3%
12.0%
15.5%
*13.5%
14.2%
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019

*Adjusted for land asset sale in Q2 2019

7

# Fuel Segment (Includes Diamond Green Diesel JV consolidated EBITDA)

| US$ and metric tons (millions) | Q3 2018 | Q4 2018 | Total 2018 | Q1 2019 | Q2 2019 | Q3 2019 |
|---|---|---|---|---|---|---|
| **Revenue** | $64.6 | $76.2 | $296.0 | $60.1 | $65.0 | **$68.6** |
| **Gross Margin** | 11.2 | 16.6 | 65.8 | 10.0 | 11.7 | **10.1** |
| **Gross Margin %** | 17.3% | 21.8% | 22.2% | 16.7% | 18.0% | **14.7%** |
| **Loss/(gain) on sale of assets** | 0.1 | 0.1 | 0.3 | 0.0 | 0.0 | **0.0** |
| **SG&A** | (2.8) | (0.8) | (4.8) | (0.8) | 0.4 | **0.9** |
| **Depreciation and amortization** | 9.4 | 8.6 | 35.0 | 7.8 | 8.4 | **7.9** |
| **Equity in net income/(loss) of Diamond Green Diesel (DGD)** | (2.6) | 50.1 | 159.8 | 24.3 | 38.1 | **32.0** |
| **Operating Income** | 1.9 | 58.7 | 195.1 | 27.3 | 41.1 | **33.3** |
| **Combined adjusted EBITDA** (1) | $14.4 | $72.4 | $244.3 | $40.6 | $55.2 | **$48.7** |
| **Raw Material Processed * (million metric tons)** | 0.29 | 0.32 | 1.18 | 0.31 | 0.31 | **0.31** |

(1) Includes Fuel Segment EBITDA and Darling's share of DGD EBITDA.

* Excludes feed stock (raw material) processed at the DGD joint venture.


Diamond Green II construction progressing

## Key Drivers:

- **Combined adjusted EBITDA** of $48.7 million, with DGD earning **$1.35** per gallon on 58.7 million gallons sold and $1.26 per gallon YTD adjusted for Q1 2019 hedge accounting
- Construction underway for **Diamond Green II** expansion of parallel 400 million gallon plant increasing our annual capacity to 675 million gallons of renewable diesel plus additional 60 million gallons of renewable naphtha
- **Ecoson**, European bioenergy business, delivers improved earnings with volume growth at new operation in Belgium
- Potential additional **Blenders Tax Credit** (BTC) earnings if passed by Congress representing Darling's DGD share assuming $1.00/gallon retroactive:
  2018 - $78.7 million
  2019 YTD - $99.9 million

### Diamond Green Diesel (50% Joint Venture)

| US$ (millions) | 2014 | 2015 | 2016 | 2017 | 2018 | Q1 2019 | Q2 2019 | Q3 2019 |
|---|---|---|---|---|---|---|---|---|
| **EBITDA (Entity)** | $163.3 | $177.0 | $174.4 | * $246.8 | $187.6 | $59.7 | $87.8 | **$79.1** |
| **EBITDA (Darling's share)** | 81.6 | 88.5 | 87.2 | * 123.4 | 93.8 | 29.8 | 43.9 | **39.5** |
| **Gallons Produced** | 127.3 | 158.8 | 158.1 | 161.3 | 160.3 | 67.6 | 73.2 | **55.9** |
| **Gallons Sold** | 126.2 | 156.6 | 161.0 | 160.4 | 157.4 | 71.1 | 70.0 | **58.7** |

*Includes 2017 retroactive blenders tax credit of $160.4 million that was approved in February 2018 and recorded in Q1 2018

Balance Sheet Highlights and Debt Summary 8 Reaffirmed (US$,Balance in thousands) Sheet HighlightsJune 30, 2018 Debt Summary S&P Ratings 3/27/2019 Cash (includes restricted cash of $142) (US$, in thousands) September 28, 2019 (US$, in thousands) September 28, 2019 Term Loan B - BBB- $104,262 Amended Credit Agreement Corporate Family - BB+ Cash (includes restricted cash of $103) $ 69,281 Accounts receivable 371,291 Revolver & Term Loan A - BBB- Accounts receivable 355,006 Revolving Credit Facility $ 24,000 Total Inventories 370,555 U.S. Bonds - BB+ Total Inventories 353,003 Term Loan A 13,948 Net working capital 338,672 Euro Bonds - BB+ Net working capital 249,599 Term Loan B 486,952 Net property, plant and equipment Moody's Ratings Reaffirmed Net property, plant and equipment 1,714,768 3/27/2019 1,624,354 5.25% Senior Notes due 2027 493,326 Total assets 4,944,899 Term Loan B - Ba1 Total assets 4,856,916 3.625% Senior Notes due 2026 556,092 Corporate Family - Ba2 Total debt 1,620,901 Total debt 1,695,289 Other Notes and Obligations 46,583 Revolver & Term Loan A - Ba1 Shareholders' equity $ 2,372,892 U.S. Bonds - Ba3 Shareholders' equity $2,238,031 Total Debt: $ 1,620,901 Euro Bonds - Ba3 Historical Leverage Ratios 2015 – Q3 2019 Leverage Ratio September 28, 2019 Actual Credit Agreement Total Debt to EBITDA: 3.01 5.50x Note: Leverage ratio calculated per bank covenant

9 Appendix – Additional Information

10 History of the Blenders Tax Credit California LCFS Carbon Credit Values (USD/MT) Year Credit In place Passed 2004 10/22/2004 2005 all year 08/08/2005 2006 all year 2007 all year 2008 all year 10/03/2008 2009 all year 2010 Retroactive 12/17/2010 2011 all year 2012 Retroactive 01/02/2013 2013 all year 2014 Retroactive 12/19/2014 2015 Retroactive 12/18/2015 2016 all year 2/9/2018 2017 Retroactive ??? 2018/2019 Lapsed ????? Source: https://ww3.arb.ca.gov/fuels/lcfs/credit/lrtweeklycreditreports.htm

11 US$ and metric tons Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 (millions) 2017 2017 2017 2017 2017 2018 2018 2018 2018 2018 2019 2019 2019 Revenue $552.6 $549.1 $575.5 $562.3 $2,239.5 $485.8 (1) $498.8 (1) $482.7 (1) $485.3 (1) $1,952.6 $495.8 $487.4 $497.0 Gross Margin 119.8 126.7 125.9 122.1 494.5 116.3 128.8 99.0 110.4 454.6 109.0 110.5 117.2 Gross Margin % 21.7% 23.1% 21.9% 21.7% 22.1% 23.9% 25.8% 20.5% 22.7% 23.2% 22.0% 22.7% 23.6% Loss/(gain) on sale of assets (0.2) (0.2) (0.1) 0.1 (0.4) (0.4) 0.8 0.1 0.2 0.7 (4.4) (0.5) (2.4) SG&A 44.8 42.9 44.8 45.8 178.3 48.3 43.9 39.7 44.8 176.7 48.8 46.5 47.3 SG&A Margin % 8.1% 7.8% 7.8% 8.1% 8.0% 9.9% 8.8% 8.2% 9.2% 9.0% 9.8% 9.5% 9.5% Operating Income 31.5 39.7 34.2 26.9 132.3 21.7 37.3 11.9 11.9 82.8 15.2 15.8 22.1 Adj. EBITDA (2) $75.2 $84.0 $81.1 $76.1 $316.5 $68.5 $84.1 $59.2 $65.3 $277.1 $64.5 $64.5 $72.3 Adj. EBITDA Margin % 13.6% 15.3% 14.1% 13.5% 14.1% 14.1% 16.9% 12.3% 13.5% 14.2% 13.0% 13.2% 14.5% Raw Material Processed 2.05 2.02 2.04 2.13 8.24 2.12 2.13 2.17 2.18 8.60 2.18 2.16 2.19 (millions of metric tons) (1) Reflects freight revenue reclass and deconsolidation of BestHides (2) Does not include Unconsolidated Subsidiaries EBITDA

12

# Feed Ingredients Segment – Net Sales

## Change in Net Sales – Year over Year Three Months Ended September 29, 2018 over September 28, 2019

| Change in Net Sales - 3Q18 to 3Q19 Three Months Ended | Rendering Sales | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | Fats | Proteins | Other (1) | Total Rendering | Used Cooking Oil | Bakery | Other (2) | Total |
| Net Sales Three Months Ended September 29, 2018 | $ 142.4 | $ 216.3 | $ 27.5 | $ 386.2 | $ 38.9 | $ 44.7 | $ 12.9 | $ 482.7 |
| Changes: | | | | | | | | |
| Increase/(Decrease) in sales volumes | 2.8 | 3.0 | - | 5.8 | 5.2 | 0.6 | - | 11.6 |
| Increase/(Decrease) in finished product prices | 5.9 | (19.6) | - | (13.7) | 1.8 | 6.3 | - | (5.6) |
| Increase/(Decrease) due to currency exchange rates | (1.1) | (2.8) | (0.1) | (4.0) | - | - | - | (4.0) |
| Other change | - | - | 13.0 | 13.0 | - | - | (0.7) | 12.3 |
| Total Change: | 7.6 | (19.4) | 12.9 | 1.1 | 7.0 | 6.9 | (0.7) | 14.3 |
| Net Sales Three Months Ended September 28, 2019 | $ 150.0 | $ 196.9 | $ 40.4 | $ 387.3 | $ 45.9 | $ 51.6 | $ 12.2 | $ 497.0 |

## Change in Net Sales – Year over Year Nine Months Ended September 29, 2018 over September 28, 2019

| Change in Net Sales - 3Q18 to 3Q19 Nine Months Ended | Rendering Sales | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | Fats | Proteins | Other (1) | Total Rendering | Used Cooking Oil | Bakery | Other (2) | Total |
| Net Sales Nine Months Ended September 29, 2018 | $ 423.1 | $ 641.2 | $ 87.8 | $ 1,152.1 | $ 123.6 | $ 135.9 | $ 55.8 | $ 1,467.4 |
| Changes: | | | | | | | | |
| Increase/(Decrease) in sales volumes | 14.7 | 31.5 | - | 46.2 | 14.0 | (1.4) | - | 58.8 |
| Increase/(Decrease) in finished product prices | 5.7 | (55.3) | - | (49.6) | (0.9) | 7.1 | - | (43.4) |
| Increase/(Decrease) due to currency exchange rates | (5.1) | (14.3) | (0.5) | (19.9) | (0.2) | - | (0.1) | (20.2) |
| Other change | - | - | 35.3 | 35.3 | - | - | (17.7) | 17.6 |
| Total Change: | 15.3 | (38.1) | 34.8 | 12.0 | 12.9 | 5.7 | (17.8) | 12.8 |
| Net Sales Nine Months Ended September 28, 2019 | $ 438.4 | $ 603.1 | $ 122.6 | $ 1,164.1 | $ 136.5 | $ 141.6 | $ 38.0 | $ 1,480.2 |

(1) **Rendering Net Sales- Other** category includes hides, pet food, and service charges
(2) **Other Net Sales** category includes trap services and industrial residual services through May 21, 2018 (Sale of TRS)

13

# Jacobsen, Wall Street Journal and Thomson Reuters Historical Pricing

**2019 Finished Product Pricing**

Feed Segment Ingredients

2019 Average Jacobsen Prices (USD)

| Feed Segment Ingredients | January | February | March | Q1 Avg. | April | May | June | Q2 Avg. | July | August | Sept. | Q3 Avg. | Oct. |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Bleachable Fancy Tallow - Chicago Renderer / cwt | $27.00 | $27.00 | $27.00 | $27.00 | $28.55 | $29.00 | $30.00 | $29.20 | $30.99 | $31.70 | $28.50 | $30.50 | $26.61 |
| Yellow Grease - Illinois / cwt | $20.89 | $20.84 | $20.48 | $20.72 | $21.22 | $22.42 | $23.51 | $22.40 | $24.86 | $24.95 | $23.49 | $24.53 | $21.33 |
| Meat and Bone Meal - Ruminant - Illinois / ton | $250.00 | $250.00 | $250.00 | $250.00 | $249.52 | $226.82 | $205.00 | $227.10 | $206.36 | $215.11 | $230.00 | $216.29 | $230.00 |
| Poultry By-Product Meal - Feed Grade - Mid South/ton | $267.86 | $270.00 | $270.00 | $269.26 | $245.95 | $235.00 | $235.00 | $238.16 | $235.00 | $235.00 | $235.00 | $234.60 | $235.00 |
| Poultry By-Product Meal - Pet Food - Mid South/ton | $657.14 | $712.24 | $686.79 | $684.51 | $637.50 | $585.80 | $532.50 | $584.53 | $456.25 | $402.84 | $387.50 | $411.77 | $412.50 |
| Feathermeal - Mid South / ton | $457.02 | $458.29 | $429.17 | $447.83 | $364.17 | $335.80 | $344.50 | $346.41 | $339.55 | $337.50 | $326.50 | $333.43 | $291.52 |

**2019 Cash Corn Pricing**

Competing Ingredient for Bakery Feeds and Fats

2019 Average Wall Street Journal Prices (USD)

| Competing Ingredient for Bakery Feeds and Fats | January | February | March | Q1 Avg. | April | May | June | Q2 Avg. | July | August | Sept. | Q3 Avg. | Oct. |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Corn - Track Central IL #2 Yellow / bushel | $3.54 | $3.51 | $3.41 | $3.49 | $3.37 | $3.53 | $4.18 | $3.69 | $4.36 | $3.82 | $3.54 | $3.91 | $3.79 |

**2019 European Benchmark Pricing**

Palm Oil - Competing ingredient for edible fats in Food Segment
Soy meal - Competing ingredient for protein meals in Feed Segment

2019 Average Thomson Reuters Prices (USD)

| | January | February | March | Q1 Avg. | April | May | June | Q2 Avg. | July | August | Sept. | Q3 Avg. | Oct. |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Palm oil - CIF Rotterdam / metric ton | $555 | $562 | $532 | $550 | $535 | $507 | $503 | $515 | $497 | $544 | $559 | $533 | $570 |
| Soy meal - CIF Rotterdam / metric ton | $361 | $353 | $345 | $353 | $341 | $337 | $363 | $347 | $348 | $337 | $333 | $339 | $341 |

| *Comparison* | *QTR. Over QTR.* Q2-2019 Avg. | Q3-2019 Avg. | % Change | *Year Over Year* Q3-2018 Avg. | Q3-2019 Avg. | % Change |
|---|---|---|---|---|---|---|
| **Average Jacobsen Prices (USD)** | | | | | | |
| Bleachable Fancy Tallow - Chicago Renderer / cwt | $29.20 | $30.50 | 4.5% | $27.70 | $30.50 | 10.1% |
| Yellow Grease - Illinois / cwt | $22.40 | $24.53 | 9.5% | $22.19 | $24.53 | 10.5% |
| Meat and Bone Meal - Ruminant - Illinois / ton | $227.10 | $216.29 | -4.8% | $264.77 | $216.29 | -18.3% |
| Poultry By-Product Meal - Feed Grade - Mid South / ton | $238.16 | $234.60 | -1.5% | $268.13 | $234.60 | -12.5% |
| Poultry By-Product Meal - Pet Food - Mid South / ton | $584.53 | $411.77 | -29.6% | $556.48 | $411.77 | -26.0% |
| Feathermeal - Mid South / ton | $346.41 | $333.43 | -3.7% | $453.58 | $333.43 | -26.5% |
| **Average Wall Street Journal Prices (USD)** | | | | | | |
| Corn - Track Central IL #2 Yellow / bushel | $3.69 | $3.91 | 6.0% | $3.20 | $3.91 | 22.2% |
| **Average Thomson Reuters Prices (USD)** | | | | | | |
| Palm oil - CIF Rotterdam / metric ton | $515 | $533 | 3.5% | $566 | $533 | -5.8% |
| Soy meal - CIF Rotterdam / metric ton | $347 | $339 | -1.5% | $391 | $339 | -13.3% |

**2018 Finished Product Pricing**

Feed Segment Ingredients

2018 Average Jacobsen Prices (USD)

| Feed Segment Ingredients | January | February | March | Q1 Avg. | April | May | June | Q2 Avg. | July | August | Sept. | Q3 Avg. | Oct. | Nov. | Dec. | Q4 Avg. | Year Avg. |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Bleachable Fancy Tallow - Chicago Renderer / cwt | $26.60 | $25.57 | $26.20 | $26.14 | $25.31 | $24.80 | $27.11 | $25.72 | $28.64 | $28.39 | $25.82 | $27.70 | $24.33 | $26.29 | $27.00 | $25.80 | $26.34 |
| Yellow Grease - Illinois / cwt | $20.25 | $19.58 | $19.00 | $19.61 | $19.00 | $20.94 | $22.05 | $20.69 | $22.38 | $22.52 | $21.53 | $22.19 | $19.52 | $19.78 | $20.43 | $19.91 | $20.60 |
| Meat and Bone Meal - Ruminant - Illinois / ton | $222.50 | $235.26 | $292.62 | $250.61 | $312.02 | $297.16 | $291.67 | $301.43 | $280.00 | $263.26 | $250.00 | $264.77 | $250.00 | $250.00 | $250.00 | $250.18 | $266.75 |
| Poultry By-Product Meal - Feed Grade - Mid South/ton | $235.00 | $240.92 | $273.69 | $250.16 | $295.00 | $286.02 | $273.10 | $285.56 | $262.86 | $271.74 | $269.61 | $268.13 | $267.61 | $270.00 | $263.68 | $267.19 | $267.76 |
| Poultry By-Product Meal - Pet Food - Mid South/ton | $700.24 | $793.42 | $851.31 | $781.27 | $860.95 | $747.73 | $597.62 | $734.53 | $557.14 | $557.61 | $557.89 | $556.48 | $504.89 | $519.38 | $551.32 | $540.68 | $649.17 |
| Feathermeal - Mid South / ton | $362.86 | $389.87 | $473.21 | $409.26 | $536.19 | $542.95 | $532.86 | $540.50 | $520.00 | $453.59 | $380.53 | $453.58 | $384.67 | $409.00 | $426.71 | $405.90 | $452.31 |

**2018 Cash Corn Pricing**

**Competing Ingredient for Bakery Feeds and Fats**

2018 Average Wall Street Journal Prices (USD)

| Competing Ingredient for Bakery Feeds and Fats | January | February | March | Q1 Avg. | April | May | June | Q2 Avg. | July | August | Sept. | Q3 Avg. | Oct. | Nov. | Dec. | Q4 Avg. | Year Avg. |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Corn - Track Central IL #2 Yellow / bushel | $3.28 | $3.42 | $3.53 | $3.41 | $3.54 | $3.74 | $3.39 | $3.56 | $3.23 | $3.25 | $3.11 | $3.20 | $3.28 | $3.34 | $3.48 | $3.37 | $3.39 |

**2018 European Benchmark Pricing**

**Palm Oil - Competing ingredient for edible fats in Food Segment**
**Soy meal - Competing ingredient for protein meals in Feed Segment**

2018 Average Thomson Reuters Prices (USD)

| | January | February | March | Q1 Avg. | April | May | June | Q2 Avg. | July | August | Sept. | Q3 Avg. | Oct. | Nov. | Dec. | Q4 Avg. | Year Avg. |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Palm oil - CIF Rotterdam / metric ton | $676 | $668 | $681 | $675 | $664 | $656 | $632 | $651 | $589 | $560 | $549 | $566 | $530 | $475 | $487 | $497 | $597.00 |
| Soy meal - CIF Rotterdam / metric ton | $375 | $417 | $445 | $412 | $460 | $461 | $423 | $448 | $407 | $390 | $377 | $391 | $379 | $367 | $359 | $368 | $405.00 |

# Food Segment - Historical

14

| US$ and metric tons (millions) | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | Total 2017 | Q1 2018 | Q2 2018 | Q3 2018 | Q4 2018 | Total 2018 | Q1 2019 | Q2 2019 | Q3 2019 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Revenue** (1) | $266.2 | $278.4 | $298.9 | $313.5 | $1,157.0 | $305.5 (2) | $276.7 (2) | $265.2 (2) | $291.7 (2) | $1,139.1 | $279.2 (2) | $274.8 (2) | **$276.5** (2) |
| **Gross Margin** | 56.8 | 56.0 | 60.3 | 63.7 | 236.8 | 56.1 | 51.8 | 54.5 | 58.6 | 221.0 | 65.1 | 60.4 | **61.8** |
| **Gross Margin %** | 21.3% | 20.1% | 20.2% | 20.3% | 20.5% | 18.4% | 18.7% | 20.6% | 20.1% | 19.4% | 23.3% | 22.0% | **22.4%** |
| **Loss/(gain) on sale of assets** | 0.0 | 0.0 | 0.1 | 0.1 | 0.2 | (0.2) | (0.1) | 0.0 | 0.0 | (0.3) | 0.1 | (13.4) | **(0.2)** |
| **SG&A** | 25.0 | 26.7 | 25.5 | 27.4 | 104.6 | 23.9 | 22.2 | 21.8 | 23.6 | 91.5 | 21.9 | 23.4 | **22.8** |
| **SG&A Margin %** | 9.4% | 9.6% | 8.5% | 8.7% | 9.0% | 7.8% | 8.0% | 8.2% | 8.1% | 8.0% | 7.8% | 8.5% | **8.2%** |
| **Operating Income** | 14.3 | 11.1 | 15.1 | 16.4 | 56.9 | 11.8 | 9.3 (3) | 13.0 (3) | 14.6 (3) | 48.7 | 23.6 | 30.5 | **19.5** |
| **Adj. EBITDA** | $31.9 | $29.3 | $34.6 | $36.1 | $131.9 | $32.4 | $29.7 (3) | $32.7 (3) | $34.9 (3) | $129.7 | $43.2 | $50.3 | **$39.3** |
| **Adj. EBITDA Margin %** | 12.0% | 10.5% | 11.6% | 11.5% | 11.4% | 10.6% | 10.7% | 12.3% | 12.0% | 11.4% | 15.5% | 18.3% | **14.2%** |
| **Raw Material Processed** (millions of metric tons) | 0.27 | 0.28 | 0.29 | 0.28 | 1.12 | 0.28 | 0.28 | 0.29 | 0.26 | 1.11 | 0.28 | 0.27 | **0.26** |

(1) Revenue adjusted for Brazil VAT reclass 2017
(2) Reflects freight revenue reclass in 2018 and 2019
(3) Adjusted for restructuring and impairment charges of $15.0 million for closure of Argentina collagen plant

15

# Fuel Segment - Historical

| US$ and metric tons (millions) | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | Total 2017 | Q1 2018 | Q2 2018 | Q3 2018 | Q4 2018 | Total 2018 | Q1 2019 | Q2 2019 | Q3 2019 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Revenue** | $59.7 | $67.4 | $61.9 | $76.8 | $265.8 | $84.1 | $71.1 | $64.6 | $76.2 | $296.0 | $60.1 | $65.0 | **$68.6** |
| **Gross Margin** | 13.7 | 12.7 | 7.4 | 21.5 | 55.3 | 24.3 | 13.7 | 11.2 | 16.6 | 65.8 | 10.0 | 11.7 | **10.1** |
| **Gross Margin %** | 22.9% | 18.8% | 12.0% | 28.0% | 20.8% | 28.9% | 19.3% | 17.3% | 21.8% | 22.2% | 16.7% | 18.0% | **14.7%** |
| **Loss/(gain) on sale of assets** | 0.0 | 0.0 | (0.2) | 0.1 | (0.1) | 0.1 | 0.0 | 0.1 | 0.1 | 0.3 | 0.0 | 0.0 | **0.0** |
| **SG&A** | 3.3 | 2.9 | (0.5) | 4.7 | 10.4 | (1.4) | 0.2 | (2.8) | (0.8) | -4.8 | (0.8) | 0.4 | **0.9** |
| **Depreciation and amortization** | 6.8 | 7.7 | 7.9 | 8.6 | 31.0 | 8.5 | 8.5 | 9.4 | 8.6 | 35.0 | 7.8 | 8.4 | **7.9** |
| **Equity in net income/(loss) of Diamond Green Diesel (DGD)** | 0.6 | 8.1 | 7.2 | 12.3 | 28.2 | 97.2 | 15.1 | (2.6) | 50.1 | 159.8 | 24.3 | 38.1 | **32.0** |
| **Operating Income** | 4.2 | 10.2 | 7.4 | 20.4 | 42.2 | 114.4 | 20.1 | 1.9 | 58.7 | 195.1 | 27.3 | 41.1 | **33.3** |
| **Adj. EBITDA** (1) | 10.4 | 9.9 | 8.1 | 16.6 | 45.0 | 25.6 | 13.6 | 13.9 | 17.2 | 70.3 | 10.8 | 11.3 | **9.2** |
| **Pro forma Adjusted EBITDA** (2) | 13.2 | 13.1 | 11.2 | 20.1 | 57.6 | 14.9 | 16.2 | 16.2 | 19.1 | 66.4 | 12.1 | 13.4 | **11.1** |
| **DGD EBITDA (Darling's share)** | 5.0 | 12.4 | 10.6 | 15.2 | 43.2 | 100.1 | 18.2 | 0.5 | 55.2 | 174.0 | 29.8 | 43.9 | **39.5** |
| **Combined Adj. EBITDA** (3) | $15.4 | $22.3 | $18.7 | $31.8 | $88.2 | $125.7 | $31.8 | $14.4 | $72.4 | $244.3 | $40.6 | $55.2 | **$48.7** |
| **Raw Material Processed *** (millions of metric tons) | 0.30 | 0.29 | 0.28 | 0.32 | 1.19 | 0.30 | 0.27 | 0.29 | 0.32 | 1.18 | 0.31 | 0.31 | **0.31** |

***Excludes raw material processed at the DGD joint venture.**

## Diamond Green Diesel (50% Joint Venture)

| US$ and gallons (millions) | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 | Total 2017 | Q1 2018 | Q2 2018 | Q3 2018 | Q4 2018 | Total 2018 | Q1 2019 | Q2 2019 | Q3 2019 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **EBITDA (Entity)** | $10.0 | $24.8 | $21.2 | $30.4 | $86.4 | $39.7 | $36.3 | $1.0 | $110.6 | $187.6 | $59.7 | $87.8 | **$79.1** |
| **EBITDA (Darling's share)** | 5.0 | 12.4 | 10.6 | 15.2 | 43.2 | 100.1 | 18.2 | 0.5 | 55.2 | 174.0 | 29.8 | 43.9 | **39.5** |
| **Pro forma Adjusted EBITDA** (2) (Darling's share) | 21.4 | 32.7 | 32.1 | 37.3 | 123.5 | 36.6 | 35.6 | 12.0 | 88.3 | 172.5 | 63.7 | 78.9 | **68.9** |
| **Total Gallons Produced** | 32.6 | 43.7 | 41.7 | 43.3 | 161.3 | 37.1 | 33.2 | 17.2 | 72.8 | 160.3 | 67.6 | 73.2 | **55.9** |
| **Total Gallons Sold/Shipped** | 32.7 | 40.5 | 43.0 | 44.3 | 160.4 | 33.4 | 34.8 | 23.1 | 66.1 | 157.4 | 71.1 | 70.0 | **58.7** |

(1) Q1 2018 Adj. EBITDA contains $12.6 M retroactive 2017 blenders tax credit approved in February 2018

(2) Pro forma Adjusted EBITDA assumes $1.00/gal. blenders tax credit was received during quarters earned in 2017, 2018 and 2019

(3) Includes Darling's Fuel segment EBITDA and Darling's share of DGD EBITDA.

16 Adjusted EBITDA is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity, and is not intended to be a presentation in accordance with GAAP. Adjusted EBITDA is presented here not as an alternative to net income, but rather as a measure of the Company’s operating performance. Since EBITDA (generally, net income plus interest expenses, taxes, depreciation and amortization) is not calculated identically by all companies, this presentation may not be comparable to EBITDA or Adjusted EBITDA presentations disclosed by other companies. Adjusted EBITDA is calculated in this presentation and represents, for any relevant period, net income/(loss) plus depreciation and amortization, goodwill and long-lived asset impairment, interest expense, (income)/loss from discontinued operations, net of tax, income tax provision, other income/(expense) and equity in net loss of unconsolidated subsidiary. Management believes that Adjusted EBITDA is useful in evaluating the Company’s operating performance compared to that of other companies in its industry because the calculation of Adjusted EBITDA generally eliminates the effects of financing, income taxes and certain non-cash and other items that may vary for different companies for reasons unrelated to overall operating performance. As a result, the Company’s management uses Adjusted EBITDA as a measure to evaluate performance and for other discretionary purposes. In addition to the foregoing, management also uses or will use Adjusted EBITDA to measure compliance with certain financial covenants under the Company’s Senior Secured Credit Facilities and 5.25% Notes and 3.625% Notes that were outstanding at September 28, 2019. However, the amounts shown in this presentation for Adjusted EBITDA differ from the amounts calculated under similarly titled definitions in the Company’s Senior Secured Credit Facilities and 5.25% Notes and 3.625% Notes, as those definitions permit further adjustments to reflect certain other non-recurring costs, non-cash charges and cash dividends from the DGD Joint Venture. Additionally, the Company evaluates the impact of foreign exchange impact on operating cash flow, which is defined as segment operating income (loss) plus depreciation and amortization.

# Adjusted EBITDA

17

| Adjusted EBITDA and Pro Forma Adjusted EBITDA *(US$ in thousands)* | Three Months Ended - Year over Year | | | | Nine Months Ended - Year over Year | | | |
|---|---|---|---|---|---|---|---|---|
| | September 28 2019 | | September 29 2018 | | September 28 2019 | | September 29 2018 | |
| Net income/(loss) attributable to Darling | $ | 25,721 | $ | (6,037) | $ | 69,991 | $ | 60,848 |
| Depreciation and amortization | | 80,407 | | 78,842 | | 239,057 | | 235,915 |
| Interest expense | | 19,359 | | 20,080 | | 60,088 | | 66,220 |
| Income tax expense/(benefit) | | 10,850 | | (1,403) | | 23,900 | | 3,992 |
| Restructuring and impairment charges | | - | | - | | 654 | | 14,965 |
| Foreign currency (gain)/loss | | (466) | | 2,106 | | 7,158 | | 7,082 |
| Other expense/(income), net | | 2,614 | | 2,786 | | 12,126 | | 4,103 |
| Debt extinguishment costs | | - | | - | | - | | 23,509 |
| (Gain)/Loss on disposal of subsidiaries | | - | | (3,038) | | - | | 12,500 |
| Equity in net (income)/loss of Diamond Green Diesel | | (32,020) | | 2,630 | | (94,390) | | (109,655) |
| Equity in net (income)/loss of unconsolidated subsidiaries | | 665 | | 162 | | 1,087 | | 57 |
| Net income attributable to noncontrolling interests | | 1,116 | | 900 | | 7,530 | | 2,952 |
| **Adjusted EBITDA** | $ | 108,246 | $ | 97,028 | $ | 327,201 | $ | 322,488 |
| Foreign currency exchange impact | | 3,088 (1) | | - | | 14,749 (2) | | |
| **Pro forma Adjusted EBITDA to Foreign Currency (Non-GAAP)** | $ | 111,334 | $ | 97,028 | $ | 341,950 | $ | 322,488 |
| **DGD Joint Venture Adjusted EBITDA (Darling's Share)** | $ | 39,548 | $ | 509 | $ | 113,270 | $ | 118,745 |
| **Darling plus Darling's share of DGD Joint Venture Adjusted EBITDA** | $ | 147,794 | $ | 97,537 | $ | 440,471 | $ | 441,233 |

(1) The average rates assumption used in this calculation was the actual fiscal average rate for the three months ended September *28, 2019 of €1.00:USD$1.11 and CAD$1.00:USD$0.76 as compared to the average rate for the three months ended September 29, 2018 of €1.00:USD $1.16 and CAD$1.00:USD$0.96, respectively.*

(2) The average rates assumption used in this calculation was the actual fiscal average rate for the nine months ended September *29, 2019of €1.00:USD$1.12 and CAD$1.00:USD$0.75 as compared to the average rate for the nine months ended September 29, 2018 of €1.00:USD $1.20 and CAD$1.00:USD$0.78, respectively.*

**Note: See slide 16 for information regarding Darling's use of Non-GAAP measures.**